CDI Corp. Board of Directors Authorizes Stock Repurchase Program

Philadelphia, Pa. (December 27, 2000) -- CDI Corp. (NYSE: CDI) announced that its Board of Directors today approved the repurchase of up to $20 million of the company's outstanding common stock over a six-month period. Purchases will be made from time to time depending upon the company's share price.

The repurchases will be accomplished through open market purchases and privately negotiated transactions. There are currently approximately 19.1 million shares of common stock outstanding. The company believes that, at current price levels, the repurchase of its shares represents an attractive investment opportunity which will benefit the company and its shareholders.

Company Information
-------------------
Philadelphia-based CDI Corp., including its Management Recruiters International and Todays Staffing subsidiaries, comprises the world's largest search and recruitment organization and is a global top 10 provider of staffing, outsourcing and technical consulting services. In 1999, nearly 100,000 people worked on company assignments, including specialists in information technology, engineering and engineering support, and legal, administrative and office support, and MRI placed another 35,000 people in a wide range of careers. In 1999, CDI had revenues of more than $1.6 billion. CDI and its franchisees operate more than 1,325 offices in 18 countries. For more information about CDI services and job opportunities, visit www.cdicorp.com.

Safe Harbor  Statement
----------------------
Certain information in this news release contains forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or "anticipates" or the negative thereof or other comparable terminology, or by discussions of strategy, plans or intentions.

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Forward-looking  statements  involve  risks and  uncertainties  that could cause
actual  results  to  differ   materially  from  those  in  the   forward-looking
statements. These include risks and uncertainties such as competitive market pressures, material changes in demand from larger customers, availability of labor, the company's performance on contracts, changes in customers' attitudes towards outsourcing, government policies or judicial decisions adverse to the staffing industry, changes in economic conditions, unforeseen events associated with the disposition of discontinued operations, delays or unexpected costs associated with implementation of computer systems, delays or unexpected costs in making modifications to existing software and converting to new software to resolve issues related to Year 2000 and failure of third parties to provide Year 2000 compliant products and services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The company assumes no obligation to update such information.

                                                 For more information, contact:

                                                                     Greg Cowan
                              Executive Vice President, Chief Financial Officer
                                                            Tel: (215) 636-1207
                                                 E-mail: greg.cowan@cdicorp.com

                                                                 Tim Fitzpatrick
                                        Vice President, Corporate Communications
                                                             Tel: (215) 636-1107
                                             E-mail: tim.fitzpatrick@cdicorp.com

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